UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Following the approval of the compensation committee (the “Compensation Committee”) and board of directors (the “Board”) of ReWalk Robotics Ltd. (the “Company”), at the Company’s annual general meeting of shareholders held on June 18, 2020 (the “Meeting”), the Company’s shareholders approved (i) the Company’s Amended and Restated 2014 Incentive Compensation Plan (the “A&R 2014 Plan”), which made certain amendments to the Company’s 2014 Incentive Compensation Plan (the “2014 Plan”), including an increase to the reserved pool of shares under the 2014 Plan of 1,800,000 ordinary shares; (ii) certain amendments to the Company’s Compensation Policy for directors and officers (the “Compensation Policy”); (iii) the grant of 300,000 restricted share units (“RSUs”) to Mr. Larry Jasinski, the Company’s Chief Executive Officer, and (iv) amendments to the terms of Mr. Jasinski’s variable compensation.

Amendments to the 2014 Plan

As more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 12, 2020 (the “Proxy Statement”), amendments to the 2014 Plan include, among other things:

•
an increase to the reserved pool of shares issuable under the A&R 2014 Plan of 1,800,000 ordinary shares, such that the reserved pool of shares following such increase shall consist of 1,859,558 ordinary shares;

•
removal of the “evergreen” provision, which had provided for an increase in the reserved pool of shares under the 2014 Plan on January 1 of each calendar year by a number of shares equal to the lesser of: (x) 38,880, (y) 4% of the total number of shares outstanding on December 31 of the immediately preceding calendar year, and (z) an amount determined by the Board;

•	default change in control treatment of outstanding awards for time and performance;
•	removal of the discretion of the Compensation Committee to accelerate vesting of awards under the 2014 Plan except in cases of death or disability of the applicable grantee;
•	a one-year minimum vesting period for all awards under the A&R 2014 Plan; and
•
removal of the ability to make available for issuance under new awards shares that are forfeited, cancelled, terminated or expire unexercised or settled in cash in lieu of issuance of shares under the A&R 2014 Plan.

The foregoing description is not complete and is subject to, and qualified in its entirety by, reference to the full text of the A&R 2014 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendments to Compensation Policy

As more fully described in the Proxy Statement, amendments to the Compensation Policy include changes to: (i) allow for payment of special retention bonuses; (ii) allow retention bonuses to be payable by the Company to executive officers in either cash or equity, and such equity bonuses shall have shorter vesting schedules than otherwise required; (iii) provide that if a change of control occurs, and the applicable executive is terminated within one year following such change of control without good cause,  Mr. Larry Jasinski, the Company’s CEO, will be entitled to severance of 18 months’ salary as well as bonus, while other executives will be entitled to severance of 12 months’ salary as well as the applicable executive’s bonus; (iv) allow of payment to directors of all or a portion of their cash compensation in equity, at the discretion of our Compensation Committee in order to preserve the Company’s cash; (v) provide that equity compensation of directors will be payable in the first instance in RSUs, but such compensation may also be payable, at the discretion of the Compensation Committee, in cash, based on a formula to be determined and with such payment provisions as shall result in the equivalent effect of vesting of RSUs, in order to preserve the equity available for incentives; and (vi) amend the parameters of the CEO and executive annual bonus compensation, based on factors set forth in the Compensation Policy, and as decided by the Compensation Committee and the Board on an annual basis.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Compensation Policy, as amended, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Grant of RSUs to Mr. Larry Jasinski and Amendments to Mr. Jasinski’s Variable Compensation

As more fully described in the Proxy Statement, the 300,000 RSUs granted to Mr. Jasinski after the Annual Meeting will vest in four equal annual installments. Additionally, the changes to Mr. Jasinski’s variable compensation provide that Mr. Jasinski will be entitled to a cash bonus of 70% of his base annual compensation for achieving 100% of the targets established for him, as determined by the Compensation Committee and the Board on an annual basis (with the bonus to be less or more than 70% for performance below or in excess of such targets).

Item 5.07 Submission of Matters to a Vote of Security Holders.

An aggregate of 8,574,226 ordinary shares, or 66.30% of the Company’s 12,933,035 total outstanding voting shares as of May 11, 2020, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below; all proposals received the requisite level of approval by shareholders. In addition, shareholders approved, on an advisory basis, (i) the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal No. 5) and (ii) a frequency of “1 Year” for future advisory votes on the Company’s named executive officer compensation (Proposal No. 6). After consideration of the voting results of Proposal No. 6, the Company determined that it will hold future advisory votes on named executive officer compensation annually until the next required vote on such frequency.

The proposals were described in greater detail in the Proxy Statement.

Proposal No. 1: To reelect each of Mr. Wayne B. Weisman, Mr. Aryeh (Arik) Dan and Mr. Yohanan Engelhardt, each as a Class III director of the Board, to serve until the 2023 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.

Nominee	For	Against	Abstain	Broker Non-Votes
Wayne B. Weisman	1,583,013	168,413	174,237	6,648,563
Aryeh (Arik) Dan	1,569,925	179,671	176,067	6,648,563
Yohanan Engelhardt	1,567,595	175,033	183,035	6,648,563

Proposal No. 2: To approve amendments to the 2014 Plan, including an increase to the reserved pool of shares available for issuance under the 2014 Plan of 1,800,000 ordinary shares, in the manner set forth in Proposal Two of the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,283,043	521,995	120,625	6,648,563

Proposal No. 3: To approve the Company’s revised Compensation Policy for directors and officers, reflecting certain amendments to the Compensation Policy, as amended in the manner set forth in Proposal Three of the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,328,535	424,660	172,468	6,648,563

Proposal No. 4: Subject to the approval of Proposal No. 2, to approve a one-time grant of 300,000 RSUs to Larry Jasinski, our CEO, under the 2014 Plan and to approve changes to the terms of the variable compensation of Mr. Jasinski.

For	Against	Abstain	Broker Non-Votes
1,379,489	425,588	120,586	6,648,563

Proposal No. 5: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures.

For	Against	Abstain	Broker Non-Votes
1,367,978	452,600	105,085	6,648,563

Proposal No. 6: To approve, on an advisory basis, the frequency of the named executive officer compensation advisory vote.

1 Year	2 Years	3 Years	Abstain
1,357,363	258,353	171,659	138,288

Proposal No. 7: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain
7,854,157	330,844	389,225

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1
ReWalk Robotics Ltd. Amended and Restated 2014 Incentive Compensation Plan (incorporated by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8 filed with the SEC on June 18, 2020).*

10.2	ReWalk Robotics Ltd. Compensation Policy for Executive Officers and Non-Executive Directors, as amended*†

*          Management contract or compensatory plan, contract or arrangement.
†          Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name: Title:	Ori Gon Chief Financial Officer

Dated: June 18, 2020